UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021

SINO AGRO FOOD, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-54191	33-1219070
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3520, Block A, China Shine Plaza No. 9 Lin He Xi Road Tianhe District Guangzhou City, P.R.C.	510610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 20 22116293

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 16, 2022, Sino Agro Food, Inc. (the “Company”) issued a press release and related data sheets regarding the Company’s quarterly report and financial results for its fiscal quarter ended 31st March 2022. A copy of the Company’s press release and related data sheets are attached hereto as Exhibit 99.1.

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01 REGULATION FD DISCLOSURE.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward -looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant*s judgment as of the date of this Current Report on Form 8-K. Forward- looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

The information in this Current Report on Form 8-K furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a). Financial summary

Sino Agro Food is filing its 10Q1 2022 report

The Company is quoted on the OTC Pink Sheet filing a Form8K on its 10Q1 2022 quarterly report on May 16.

Summary of the financials are listed as follows:

(I).	In the 12 months ended 31st March 2022, the Company’s revenues and incomes are generated from the following businesses activities:

1.	Leasing of business activities

2.	Investments in investees

Whereas

1.	Consolidated revenues are generated from the leasing of following business activities:

●	The Organic fertilizer operation of HSA.

●	Cattle farms operation of (MEIJI) & (JHMC)

●	Plantation operation of (JHST)

2.	Unconsolidated incomes are generated from the investments of following 2 investees:

●	45% equity holding in SJAP

●	36.6% equity holding in Tri-way

B.	A summary of each business division and operations is described below:

(ii).Division (1) of leasing of operations:

●	The Organic fertilizer operation of HSA.

The operation of Hunan Shenghua A Power Agriculture Co. Ltd. (“HSA”) is in manufacturing and sales of organic fertilizer. From 1st October 2019 the Company contracted out its manufacturing and sales of organic fertilizer to its operational management; as such income of HSA is derived mainly from said leasing contract.

●	The plantation operation of (JHST)

Plantation operation refers to the operations of Jiangmen City Heng Sheng Tai Agriculture Development Co. Ltd. (“JHST”) in the HU Plantation business where dragon fruit flowers (dried and fresh), crops of vegetables and immortal vegetables (dried) are being grown and sold to wholesale and retail markets. JHST’s financial statements are consolidated into the financial statements of Macau EIJI Company Ltd. (“MEIJI”) as one entity. From 1st October 2019 the Company contracted out its plantation operation to its operational management; as such income of JHST is derived mainly from said leasing contract.

●	The cattle farms operation of (MEIJI) & (JHMC)

Cattle Farm Division refers to the operations of Cattle Farm 1 under Jiangmen City Hang Mei Cattle Farm Development Co. Ltd (“JHMC”) where cattle are being grown, fatten and sold live to third party livestock wholesalers who sell them mainly to Guangzhou and Beijing livestock wholesale markets. The financial statements of JHMC are consolidated into MEIJI as one entity along with MEIJI’s operation in the consulting and service for development of other cattle farms (e.g., Cattle Farm 2) or related projects. From 1st October 2019 the Company contracted out its cattle operation to its operational management; as such incomes of JHMC are derived mainly from said leasing contract.

The total leasing revenues and gross profits for fiscal year ended 31st March 2022 are $2,687,305 and $1,099,447 respectively representing 100% of the Group’s total consolidated revenue and gross profit comparing to fiscal year ended 31st March 2021 revenue of $2,633,393 and gross profit of $1,077,390. The differences of the two years revenues and gross profits are primarily due to the appreciation of RMB averaging from 2021Q1’s US$1 = RMB 6.48 to 2022Q’s US$1=RMB6.35.

Whereas the general expenses and costs of the leasing contracts are recorded in others and miscellaneous expenses consisting cost items of maintenances, replacements, security, legal, services, Government levies and taxes and the group’s corporate management of the leasing contracts etc.

(II)..Division (2) of investments in equity investees

●	45% equity holding in SJAP

SJAP became an investee of SIAF since 01102019 such that its financial is not detailed in SIAF’s consolidated financials but reported under investments in investees.

The Company’s Share of incomes from SJAP are $(32,609) and US$(1,255,421) for the three months ended March 31, 2022and 2021 respectively.

36.6% equity holding in Tri-way

The Company’s Share of incomes from Tri-way is $(2,824,015) and $(7,292,096) for the three months ended March 31, 2022 and 2021 respectively.

For full financial details and related description and information please refer to the 10Q1 2022 report reported within this 8K..

(b). Appointment of independent director

Mr. Lau Fuk Kwan has joined the Company’s board of directors as an independent direct or effective from 1st March 2022.

(c) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.

99.1

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1034, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO AGRO FOOD, INC.

Date: May 16th 2022

	By:	/s/ LEE YIP KUN SOLOMON
Lee Yip Kun Solomon
Chairman and Chief Executive

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated May 16, 2022 showing the 10Q1 2022 quarterly report ended 31st March 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)